1


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549

                            SCHEDULE 14A INFORMATION

Proxy  Statement  Pursuant  to  Section 14(a) of the Securities  Exchange Act of
1934  (Amendment  No.     )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:
[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[X]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Rule  14a-12

                             MacDermid,  Incorporated

_______________________________________________________
(Name  of  Registrant  as  Specified  In  Its  Charter)

________________________________________________________________________________
(Name  of  Person(s)  Filing  Proxy  Statement,  if  other  than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required
[ ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title  of  each  class  of  securities  to  which  transaction applies:
         _______________________________________________________

     2)  Aggregate  number  of  securities  to  which  transaction  applies:
         _______________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________

     4)  Proposed  maximum  aggregate  value  of  transaction:
         _______________________________________________________

     5)  Total  fee  paid:
         _______________________________________________________


[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:
         _______________________________________________________
     2)  Form,  Schedule  or  Registration  Statement  No.:
         _______________________________________________________
     3)  Filing  Party:
         _______________________________________________________
     4)  Date  Filed:
         _______________________________________________________


                             MACDERMID Incorporated
                               245 Freight Street
                            Waterbury, CT. 06702-0671

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD May 12, 2005

     The Annual Meeting of Shareholders of MacDermid, Incorporated ("MacDermid") will be held at MacDermid's offices located at 245 Freight Street, Waterbury, CT. 06702 on Thursday, May 12, 2005 at 3:00 P.M. EDT, for the following purposes:

1. To elect six (6) directors to hold office until the next annual meeting or until their successors are elected and qualified;

2. To consider and act upon the ratification of the appointment of KPMG LLP, Independent Registered Public Accountants, to serve as independent auditors for 2005;

3.     To consider and act upon an amendment to the Special Stock Purchase Plan;
and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 14, 2005 as the record date for the determination of shareholders who will be entitled to notice of and to vote at the meeting.

     Whether or not you plan to attend the annual meeting, please promptly vote, date and sign the enclosed proxy and return it in the enclosed postage-paid envelope at your earliest convenience prior to the meeting.

     Your proxy vote is very important. Prompt return of your proxy will minimize proxy solicitation expense, assure a quorum and avoid confusion and delay at the meeting.

                                   By  Order  of  the  Board  of  Directors

Waterbury,  Connecticut
March  15,  2005

(IN ORDER TO AVOID UNNECESSARY EXPENSE), we urge you to indicate voting instructions on the enclosed proxy and date, sign and return it promptly PRIOR to the meeting in the envelope provided.







                                    MACDERMID
                                  Incorporated
                               245 Freight Street
                        Waterbury, Connecticut 06702-0671


                                 PROXY STATEMENT


                                     GENERAL
     The accompanying proxy is being solicited by the Board of Directors of MacDermid, Incorporated ("MacDermid" or the "Company") for use at the Annual Meeting of Shareholders of MacDermid and at any and all adjournments thereof (the "Meeting") to be held, pursuant to the accompanying Notice of Annual Meeting of Shareholders, at MacDermid, Incorporated, 245 Freight Street,
Waterbury,  CT.  06702  on  Thursday,  May  12,  2005  at  3:00  P.M.,  EDT.

     Each holder of MacDermid's common stock (the "Common Stock") is entitled to one vote per share on each matter to be brought before the Meeting. Valid proxies will be voted as specified thereon at the Meeting. Any shareholder giving a proxy in the accompanying form (a "Proxy") retains the power to revoke it at any time prior to the exercise of the powers conferred thereby by (1) delivering written notice of such revocation to John L. Cordani, Corporate Secretary, MacDermid, Incorporated, 245 Freight Street, Waterbury, Connecticut 06702-0671; (2) delivering to the Corporate Secretary a duly executed Proxy or other proxy form bearing a date subsequent to the date on the given Proxy; or
(3) appearing at the Meeting and requesting to vote his or her shares in person. Any shareholder who attends the Meeting in person will not be deemed thereby to revoke the Proxy unless such shareholder affirmatively indicates at the Meeting his intention to vote the shares in person.

     Unless a shareholder provides contrary instructions on a Proxy, all shares represented by the Proxy (if not revoked before such shares are voted) will be voted (1) for the election of the nominees for directors named below, (2) for ratification of the appointment of KPMG, LLP, (3) for approval of the amendment to the Special Stock Purchase Plan and (4) by the persons granted the proxies in their discretion on any other business properly to come before the Meeting.

     MacDermid has retained D.F. King & Co., Inc. of New York, New York ("King") to assist with the solicitation of Proxies and the mailing and distribution of proxy material. The anticipated cost of King's services is approximately $4,500, plus reimbursement of expenses. MacDermid will bear the cost of the solicitation of Proxies, which may include the reasonable expenses of brokerage firms and others for forwarding Proxies and proxy material to the beneficial owners of Common Stock of MacDermid. In addition to the use of the mails, Proxies may be solicited by King and by regular employees of MacDermid personally, electronically or by telephone. Votes will be counted by employees of The Bank of New York, the Company's transfer agent. MacDermid currently anticipates that John L. Cordani, the Corporate Secretary of MacDermid, will be the Inspector of Election who will certify the votes at the Meeting.

     Only holders of Common Stock of record at the close of business on March 14, 2005 are entitled to notice of and to vote at the Meeting. On that date there were 30,313,697 shares of Common Stock outstanding and entitled to be voted. Holders of a majority of such outstanding shares, present in person or represented by proxy, will be necessary to constitute a quorum at the Meeting. Directions to withhold authority and abstentions will be counted for purposes of determining the presence or absence of a quorum. Broker non-votes are not counted for such purpose.

     Any shares held for the account of a shareholder who participates in the MacDermid Dividend Reinvestment Plan will be voted automatically with the shareholder's other shares of Common Stock as directed by the shareholder on the enclosed Proxy.

     The approximate date on which this Proxy Statement and the accompanying Proxy are first sent to shareholders is March 15, 2005. MacDermid's Annual Report to Shareholders, containing financial statements for the fiscal year ended December 31, 2004, accompanies these proxy materials to each shareholder. MacDermid's principal executive offices are located at 1401 Blake Street, Denver, Colorado 80202.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
    PLEASE COMPLETE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE

                         ITEM 1:  ELECTION OF DIRECTORS

     The Board of Directors, pursuant to the By-Laws, as amended, has fixed at six (6) the number of directors to be elected at the Meeting. Shares represented by Proxies will be voted for the election of the nominees for Director listed below, unless otherwise indicated. Each Director of MacDermid shall serve until the next annual meeting or until his successor has been elected and qualified. All nominees are currently Directors of MacDermid.

     Management has no reason to believe that any nominee named below will be unable or unwilling to serve as a Director. If at the time of the Meeting a nominee should be unable to serve, or for good cause will not serve, it is the intention of the persons granted the Proxies to vote in their discretion for such other person as may be designated as a nominee by the Board of Directors of MacDermid.

The  following  information  has  been  provided  by  each  Director  nominee.

                           --NOMINEES FOR DIRECTOR --

DANIEL H. LEEVER - Mr. Leever joined MacDermid in 1982. In 1989, he was appointed Senior Vice President and Chief Operating Officer. The following year, he was appointed President and Chief Executive Officer. In 1998, Mr. Leever was appointed Chairman of the Board and currently serves as Chairman and Chief Executive Officer. Mr. Leever attended undergraduate school at Kansas State University and the graduate school at the University of New Haven School of Business.

Principal  occupation  -  Chairman  of  the Board and Chief Executive Officer of
     MacDermid
Director  since  1989
2,167,795  shares  -  7.2%  (1)
Age:  56


DONALD G. OGILVIE - Mr. Ogilvie has been President and Chief Executive Officer of the American Bankers Association since 2002, and prior to that he served as Executive Vice President since 1985. From 1980 to 1985 he was a Vice President of Celanese Corporation and from 1977 to 1980 Associate Dean of Yale University's School of Organization and Management. Earlier, he held posts in the U.S. Department of Defense and in the Executive Office of the President as Associate Director of National Security and International Affairs in the Office of Management and Budget. Mr. Ogilvie has a B.A. degree from Yale University and an M.B.A. from Stanford University's School of Business.

Principal occupation - President and Chief Executive Officer of American Bankers
     Association
Director  since  1986
49,847  shares  -  *(2)  (3)
Chairman  of  the  Audit  Committee and member of the Compensation and Corporate
     Governance  Committees.
Age:  61


JAMES C. SMITH - Mr. Smith is Chairman of the Board (since 1995) and Chief Executive Officer (since 1987) of Webster Financial Corporation and its subsidiary, Webster Bank of Connecticut. From 1987 until April 2000, Mr. Smith also served as President of Webster Financial Corporation and Webster Bank. Mr. Smith is active in a number of organizations dedicated to enhancing the quality of life in the communities served by Webster. Mr. Smith has an AB degree from Dartmouth College.

Principal  occupation  -  Chairman  of  the Board and Chief Executive Officer of
     Webster Financial Corporation and its subsidiary, Webster Bank of Connecticut.Director since 1994
59,963  shares  -  *  (2)  (3)
Member  of  the  Audit,  Compensation  and  Corporate  Governance  Committees.
Age:  56


JOSEPH M. SILVESTRI - Mr. Silvestri is a partner at Citigroup Venture Capital Ltd where he has been employed since 1990. He is a member of the boards of directors and compensation committees of Triumph Group, Inc., a manufacturer and distributor of aircraft components, and Euramax, a fabricator of aluminum and steel products. Mr. Silvestri is also a director of Worldspan, a global distribution system for the travel industry. Mr. Silvestri has a BS degree from Pennsylvania State University and an MBA degree from Columbia Business School.

Principal occupation - Partner at Citigroup Venture Capital Ltd. Director since 1999
201,622  shares  -  *  (2)  (3)
Member  of  the  Compensation  Committee.
Age:      43


T. QUINN SPITZER, JR.- Mr. Spitzer is a partner in McHugh Consulting, a management consulting firm specializing in business strategy and complexity management. Mr. Spitzer has been an independent consultant since 1973. In 1978 he joined the consulting firm of Kepner-Tregoe, Inc. of Princeton, N.J. In 1990, he was appointed President and Chief Executive Officer of Kepner-Tregoe, and in 1996 he also became Chairman of the Board of Kepner-Tregoe. In 1999 he established McHugh Consulting. Mr. Spitzer received his undergraduate education from the University of Virginia and his graduate education from the University of Georgia. He serves on the Board of Directors of UTI, Inc.

Principal  Occupation  -  Partner,  McHugh  Consulting
Director  since  2000
42,287  shares  -  *(2)  (3)
Chairman  of  the  Compensation  and  Corporate  Governance  Committees,
     as  well  as  Lead  Non-Management  Director  and  member of the Audit
     Committee
Age:  55


ROBERT L. ECKLIN - Mr. Ecklin is Executive Vice President-Optical Communications for Corning Incorporated. He has held this position since January 2001 and has been ExecutiveVice President for Corning since January, 1999. He joined Corning in 1961 in the Engineering Division and has held a number of manufacturing and operations positions at Corning. He was formerly plant manager of two Corning facilities and was named Vice President in 1982. In 1990, Mr. Ecklin was appointed Senior Vice President and General Manager, Industrial Products. Mr. Ecklin serves on several boards including Pittsburgh Corning, Inc., Pittsburgh Corning Europe, Inc., and Cormetec Inc., as well as several service organizations, including the Alliance For Manufacturing and Technology for the Southern Tier, the Committee of 50, Alfred
Technology Resources, Infotonics Inc. and the State University of New York, Research Board. Mr. Ecklin holds a bachelor's degree in architectural engineering and has completed the Executive Management Program at Dartmouth University.

Principal occupation - Executive Vice President of Corning, Incorporated Director since 2001
40,047  shares  -  *(2)  (3)
Member  of  the  Audit,  Compensation  and  Corporate  Governance  Committees.
Age:  66

*  Indicates  less  than  1%  of  the  outstanding  shares  of  Common  Stock.

                         Notes to Election of Directors


      (1) Includes 151,275 shares held by MacDermid's Profit Sharing and Employee Stock Ownership Plans (reported as of December 31, 2004), 147,065 shares (135,000 of these are subject of the shareholder proposal presented later in this proxy statement) which may be acquired upon exercise of options granted under the Special Stock Purchase Plan and 500,000 shares which may be acquired upon exercise of options granted under the MacDermid Incorporated Stock Option Plan dated July 6, 1998 and 580,000 shares which may be acquired upon the exercise of options granted under the 2001 Key Executive Performance Equity Plan. Includes 7,600 shares held in trust by Mr. Leever for his son and 4,478 shares owned by his spouse, as to all of which Mr. Leever disclaims beneficial ownership. Also includes 155,200 shares held by a certain trust established by Mr. Harold Leever, for which Mr. Daniel Leever is co-trustee. Includes 100,000 shares which may be acquired upon exercise of options granted under the 2001 Key Executive Performance Equity Plan on February 25, 2005.

     (2) Except as otherwise indicated, owner has sole voting and investment power.

     (3) Includes director's premium options granted under the MacDermid, Incorporated Stock Option Plan to purchase 2,295; 2,295; 3,501; 1,527 and 0 shares for Messrs. Ogilvie, Smith, Silvestri, Spitzer and Ecklin, respectively and options granted under the 2001 Key Executive Performance Equity Plan to purchase 25,779; 25,779; 34,914; 26,003; and 25,779 shares for Messrs. Ogilvie,
Smith, Silvestri, Spitzer and Ecklin, respectively. Also includes 1,055; 704; 3,201; 1,974; and 259 shares restricted stock issued under the Equity Incentive Plan to Messrs. Ogilvie, Smith, Spitzer, Ecklin and Silvestri, respectively.
Includes options to purchase 10,000; 10,000; 10,000; 10,000, and 10,000 shares of common stock granted under the 2001 Key Executive Performance Equity Plan for Messrs. Ogilvie, Smith, Silvestri, Spitzer and Ecklin respectively in February 2004. Also includes 735; 294; 294; 882 and 294 shares of restricted stock issued under the 1995 Equity Incentive Plan in February, 2005 for Messrs. Ogilvie, Smith, Silvestri, Spitzer and Ecklin respectively. All remaining shareholdings noted constitute personal or beneficial holdings on behalf of the applicable nominee.

Vote  Required
--------------

Each nominee for director shall be elected by a majority of the votes cast at the Meeting provided a quorum is present. Directions to withhold authority and abstentions will be counted for purposes of determining the presence or absence of a quorum. Broker non-votes are not counted for such purpose.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report on executive compensation in the fiscal year ended December 31, 2004.


                             EXECUTIVE COMPENSATION
                             COMPENSATION PHILOSOPHY

     The Compensation Committee is primarily responsible for MacDermid's overall executive compensation policy of compensating MacDermid's officers competitively with those of comparable companies, rewarding exceptional performance where appropriate and providing incentive for future performance through cash incentive payments and equity incentives. In the fiscal year ended December 31, 2004, MacDermid's executive compensation generally had three basic components: annual base salary, short-term cash incentive bonus and equity incentives (long term compensation).

     In establishing levels of annual salary, incentive bonus and equity incentives, the Committee generally considers, in order of emphasis, the following factors: (i) MacDermid's performance, or in certain cases group performance, relative to Committee expectations, (ii) the performance and achievements of MacDermid's executives, individually, and collectively, (iii) the responsibilities of each executive, (iv) the compensation practices of peer companies, and (v) the level of cash compensation and equity incentives required to attract and hold qualified executives.

     The Committee uses a comparative group of specialty chemical companies (the "Comparator Group") to serve as a factor for determining the appropriate cash and equity incentive components of the program. The companies in the Comparator Group are selected based upon their similarity to MacDermid, relative complexity, and scope. Earnings trends, return on equity and other performance measures are compared. The size and composition of the Comparator Group may change from year to year but the Comparator Group is generally the same as or similar to the Standard & Poors Specialty Chemical Index used in the Performance Equity Plan. The Comparator Group is different from the specialty chemical index used in the comparative stock performance graph.

     Before considering the compensation factors discussed above, the Committee targets annual base compensation at a level which, together with incentive bonuses, would provide cash compensation to individual executives at below median market compensation levels for poor corporate or unit performance, at median market compensation levels for good performance, and above median market compensation levels for excellent performance.

                    Base Salary and Annual Bonus Compensation
                    -----------------------------------------

     Executives, other than the Chief Executive Officer, received base salaries and were eligible to receive performance based bonuses. Base salaries were set by the Committee in accordance with the above noted considerations. Primarily base salaries were determined by considering the executive's qualifications and responsibilities as well as the market based compensation practices of peer companies. Executives were also eligible to receive performance bonuses based primarily upon their individual and collective performance as well as the performance of the business units each primarily affects, in comparison to goals which have been pre-established by the Committee early in the fiscal year. The financial goals established by the Committee in determining performance bonuses use the operating profit and owner earnings of the business units most affected by each executive. Thus for this fiscal year the goals established by the Committee have encouraged executives to maximize the operating profit and owner earnings generated by the business units applicable to each executive. Bonuses were paid to the executives based upon the meeting of these pre-established financial goals. Performance bonuses ranged from 0% to 79% of base salary as a function of applicable financial performance in relation to the pre-established financial goals.

     Going forward for 2005, the Compensation Committee has determined that it is appropriate for the President to be paid in accordance with a plan similar to, but not the same as, the Executive Compensation Plan. Under this which is new plan, which will take effect in 2005, the President will not receive a salary. Instead, the President will be paid performance based compensation tied directly, through a predetermined formula, to the operating profit and operating profit growth of the Company.


                          Long Term Equity Compensation
                          -----------------------------

     During the fiscal year ended December 31, 2004, MacDermid's executives were eligible to receive equity incentives (Stock Options or Restricted Stock Awards) under the MacDermid Special Stock Purchase Plan (the "Special Stock Purchase Plan"), the MacDermid, Incorporated 1995 Equity Incentive Plan (the "Equity Incentive Plan"), the MacDermid Stock Option Plan dated July 6, 1998 (the "Stock Option Plan"), and the 2001 Key Executive Performance Equity Plan (the "Performance Equity Plan")(the Special Stock Purchase Plan, Equity Incentive Plan, Stock Option Plan, and the Performance Equity Plan, collectively referred to as the "Plans").

     The Committee administers the Plans, and awards equity incentives to executives and other employees of MacDermid. The purpose of awarding equity incentives under the Plans is to enable MacDermid to attract, retain and motivate its employees to exert their best efforts to enhance shareholder value by giving them the ability to participate in the long-term growth of MacDermid. The Committee generally considers the same factors in establishing the amounts of equity awards for MacDermid's executive officers as those listed above. The amounts of the awards are based upon the relative position of each executive officer within MacDermid and individual performance independent of the terms and amount of awards previously granted. The Compensation Committee has a stated policy of not re-pricing options after issuance.

"Stock  Option  Plan"  -  No  Options  Awarded  this  Fiscal  Year.
---------------------
     Stock options awarded under the Stock Option Plan are in the form of options to purchase a specified number of shares of MacDermid common stock at an exercise price which is set at a premium over the market price on the date of grant. The actual premium is set by the Compensation Committee. The period for exercising an option will begin four years after the date of grant and will end ten years after the date of grant. Vesting requirements, if any, are established by the Committee. Unless determined otherwise by the Compensation Committee, the exercise period will automatically terminate ninety (90) days after the grantee ceases to be employed by the Company on a full time basis, for any reason. During the fiscal year no options were granted under the Stock Option Plan.

"Special  Stock  Purchase  Plan"  -  No  Options  Awarded  this  Fiscal  Year.
--------------------------------
     Stock Options awarded under the Special Stock Purchase Plan are in the form of options to purchase a specified number of restricted shares of MacDermid Common Stock at an exercise price at least 66.6% of the market price of the Common Stock on the date of award. The options are generally exercisable only during the four-year period beginning on the date of award. However, at the 1996 Annual Meeting of Shareholders, the shareholders approved amendments to the Special Stock Purchase Plan which may extend the foregoing exercise period under certain conditions. The shares of Common Stock acquired upon any exercise are treated as restricted stock for a period of four years commencing on the date of exercise. Such shares may not be sold during such period (other than to MacDermid at the exercise price) and must be resold to MacDermid at the exercise price if the participant's employment with MacDermid is terminated during such period, except in the case of death, retirement, permanent disability or involuntary termination without cause. Such restrictions may, however, be waived by the Committee in its discretion from time to time. An amendment to the Special Stock Purchase Plan which would extend the exercise period for certain options is presented with this Proxy. No options were granted under the Special Stock Purchase Plan during the fiscal year.

"Equity Incentive Plan" - No Restricted Shares Awarded to Executives this Fiscal
-----------------------
Year.
     Restricted stock awards issued under the Equity Incentive Plan generally consist of shares of MacDermid Common Stock with vesting requirements and restrictions on transfer. The restricted stock awards may not be sold or transferred for a period of time. The restricted stock is forfeited to MacDermid if the participant's employment with MacDermid is terminated during the restricted period, except in the case of death, permanent disability, involuntary termination without cause or retirement. Such restrictions may, however, be waived by the Committee in its discretion from time to time. An aggregate of 1,812 shares of restricted stock were issued to non-employee Directors during 2004 under the Equity Incentive Plan, and no restricted stock was issued to executive officers under the Equity Incentive Plan during 2004 under the Equity Incentive Plan.

"Performance Equity Plan" -183,000 Options Awarded to Named Officers this Fiscal
-------------------------
Year.
     Options to purchase MacDermid common shares pursuant to the terms of the Performance Equity Plan are issued at fair market value at the time of the grant, adjusted annually for the first six (6) years after grant based upon the comparative performance of the S&P Specialty Chemicals Index in relation to the Company's share performance. The options generally vest at the end of a four
(4) year period. The number of options which vest may be increased or decreased based upon MacDermid's cumulative owner earnings and/or earnings per share during the four year vesting period in relation to targets set by the Committee at the time of the award. The exercise period generally begins upon vesting and ends 10 years from the date of grant. During the fiscal year the Committee awarded options to purchase 100,000; 42,000; 20,000; 20,000; and 1,000 shares of MacDermid common stock to Messrs. Leever, Largan, Bolingbroke, Cordani, and Monteiro respectively, under the Performance Equity Plan.

     The Committee believes that the Plans allow executive officers to participate in the enhancement of shareholder value. The Committee has also adopted a stock retention policy (the "Policy") that is designed to encourage MacDermid executives to hold the shares of common stock which arise from the exercise of options under the Plans. The Policy provides that no covered executive shall be entitled to receive additional option grants or restricted share grants unless such executive has retained at least 75% of the aggregate of all common stock that arose from the exercise of options/restricted share grants previously provided to the executive after deduction for payment of applicable taxes and the exercise price. The Committee has retained discretion to waive compliance with the policy in exceptional circumstances. The Committee believes that participation in the Plans, as augmented by the Policy, encourages executives to concentrate on long-term shareholder value growth.

                      CHIEF EXECUTIVE OFFICER COMPENSATION

     Compensation for Daniel H. Leever, MacDermid's Chairman and Chief Executive Officer, was determined in accordance with the MacDermid, Incorporated Executive Compensation Plan, the material terms of which were approved by the Company's shareholders at the 1998 Annual Meeting of Shareholders. Under the plan, no base salary is paid to Mr. Leever. The amount of performance based short-term annual compensation which was paid to Mr. Leever during the last fiscal year was based directly and solely upon the following factors: (i) earnings per share, and (ii) the two-year average of earnings per share growth. Compensation under the plan was equal to the sum of two components. The first component was determined by multiplying a base amount of $6,615 by the number of cents per share the Company has earned for the fiscal year up to $1.00. The second component was determined by multiplying the same base amount by the number of cents per share earned by the Company during the fiscal year above $1.00, further multiplied by a factor of from 0 to 2.5, which factor is determined based upon the two year average of earnings per share growth. In determining earnings, the Committee uses its discretion in including or excluding one time or extraordinary gains or losses. Mr. Leever's annual performance based compensation was determined and paid in accordance with the provisions noted above.

     Mr. Leever received options to purchase 100,000 shares of MacDermid common stock pursuant to the terms of the Performance Equity Plan during the last fiscal year.

     The Company is subject to Internal Revenue Code Section 162(m), which could limit the deductibility of certain compensation payments to its executive officers. The Company intends to comply with the requirements of Section 162(m); however, it also weighs the burdens of such compliance against the benefits to be obtained by the Company and may pay compensation that is not fully deductible if it determines that such payments are in the Company's best interests. During this fiscal year, all compensation paid to the Company's executive officers was fully deducted by the Company.

     Respectfully  submitted  by,


                           THE COMPENSATION COMMITTEE
                              T.  Quinn  Spitzer,  Jr.  (Chairman)
                              Donald  G.  Ogilvie
                              James  C.  Smith
                              Joseph  M  Silvestri
                              Robert  L.  Ecklin


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In the last fiscal year, no executive officer of the Company served on the compensation committee or as a director of another entity, one of whose executive officers served on the Company's Compensation Committee or Board of Directors.


                           SUMMARY COMPENSATION TABLE

The following Summary Compensation Table summarizes annual, long-term and other compensation paid by MacDermid for each of its three previous fiscal years to MacDermid's Chief Executive Officer and the four other most highly compensated executive officers.

                                                         Long-Term
                                                        Compensation
                         Annual  Compensation              Awards

<BTB>
Name and   Fiscal  Salary  Bonus  Other    Restricted  Securities    All Other
Principal   Year   ($)(1) ($)(5)  Annual     Stock     Underlying
Position                       Compensation  Awards   Options/SARs  Compensation
                                   ($)       ($)(2)     (2)(#)      ($) (3) (4)


Daniel  H.   2004    -   1,807,200    -        -       100,000        30,481
Leever       2003    -   1,480,500    -        -       150,000        19,620
Chairman     2002    -     732,000    -        -       160,000       308,131
And Chief
Executive
Officer


Stephen      2004 295,833   72,000     -       -        42,000       362,056
Largan       2003 250,833  100,000     -       -        50,000       152,766
President    2002 241,859  300,000     -       -        30,000         7,059


Gregory  M.  2004 242,667  45,000      -       -        20,000       197,221
Bolingbroke  2003 205,000 100,000      -       -        30,000        14,942
Senior Vice  2002 183,125 123,000      -       -        30,000        25,556
President
and Treasurer


John  L      2004 264,450  25,000     -        -        20,000         6,000
Cordani      2003 256,667  40,000     -        -        30,000         6,000
Vice         2002 157,609 125,000     -        -        30,000         5,500
President
General
Counsel
Secretary


Frank        2004 111,847  12,000     -        -         1,000       173,586
Monteiro     2003 102,500  12,000     -        -        10,000         5,338
Assistant    2002  90,408  50,000     -        -         2,000         4,039
Treasurer


     (1) Salary amounts reported for Mr. Cordani in 2002 were for services from June, 2002 through December, 2002.

     (2) Awarded in fiscal year indicated. Awards listed for 2004 include options to purchase 100,000; 42,000; 20,000; 20,000; and 1,000 shares of
MacDermid Common Stock for Messrs. Leever, Largan, Bolingbroke, Cordani and Monteiro respectively, which options were granted pursuant to the Performance Equity Plan. As of December 31, 2004, none of the named executive officers held shares of restricted stock grants from the 1995 Equity Incentive Plan, which still bore restrictions.

     (3) Amounts listed for this fiscal year also include Company contributions to the Employee Stock Ownership Plan in the amounts of $6,500; $6,500; $6,500; $6,500 and $3,865 for Messrs. Leever, Largan, Bolingbroke, Cordani and Monteiro respectively, as well as $8,178 in life insurance premiums for Mr. Leever. The amounts also include $23,981; $4,648, $451 and $100 of deemed compensation attributable to Messrs. Leever, Largan, Bolingbroke and Cordani respectively primarily arising from use of Company aircraft. The amounts for Messrs. Largan, Bolingbroke and Monteiro include payments of $350,908; $190,270 and $169,721 respectively for their relocation to Denver, Colorado.

     (4) The Company has entered into severance agreements with Messrs. Largan, Bolingbroke, Cordani and Monteiro. The severance agreements provide for payment of a severance in the amount of one year's base salary, or in some cases two years' compensation, in the case of termination without cause or in the case of termination within two years of a change of control respectively. A separate employment agreement with Mr. Cordani similarly provides for a minimum annual salary of $250,000 during the term of employment.

     (5) Includes bonuses accrued or earned in each year whether or not such bonuses were paid in that year. Mr. Leever is not paid any salary, but is instead paid performance based compensation as provided for under the MacDermid, Incorporated Executive Compensation Plan, the material terms of which were approved by the shareholders at the 1998 Annual Shareholder Meeting of Shareholders.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table provides information with respect to each exercise of stock options during the fiscal year ended December 31, 2004 and the fiscal year end value of unexercised options held by the Chief Executive Officer and the named officers as of December 31, 2004 on an aggregate basis.

<BTB>

Name      Shares  Acquired   Value     Number of Securities        Value of
            on  Exercise    Realized     Underlying              Unexercised
                #             $          Unexercised             In-the-money
                                       Options/SARs at FY-        Options  at
                                      end (#) Exercisable/        FY-end  ($)
                                        Unexercisable            Exercisable/
                                                               Unexercisable(1)

Daniel  H.      0             -       647,065/580,000(2)          $4,671,968/
Leever                                                           $7,857,600 (2)

Stephen         0             -        50,000/153,000        $57,700/$1,753,650
Largan

Gregory  M.     0             -        27,200/111,000        $57,700/$1,481,850
Bolingbroke

John  L.        0             -        27,200/100,000        $57,700/$1,329,700
Cordani

Frank           0             -           500/13,000          $9,675/$167,520
Monteiro


(1) Value is reported based on the spread between the exercise price and the market price on December 31, 2004 of $36.10 per share. Indexing of the exercise price and number of options as it relates to options granted under the 2001 Key Executive Performance Equity Plan was not taken into consideration.

(2) Includes 135,000 shares underlying exercisable options (valued at $4,631,850) under the MacDermid, Incorporated Special Stock Purchase Plan which have expired but which will have their exercise period extended until 30 days after the Meeting if Item 3 presented in this proxy statement is approved by the shareholders.



                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 2004 by the Company to each of the named executive officers:

<BTB>
Name     Number of    Percent of     Exercise   Expiration          Potential
         Shares      Total Options     Price       Date            Realizable
         Underlying   Granted to    ($/Share)                       Value at
         Options     all employees     (2)                       Assumed Rates
         Granted     in F.Y. 2004                                of Stock Price
         (#) (1)                                                Appreciation for
                                                                   Option Term
                                                                5% $(3) 10% $(3)

Daniel     100,000     19.8%           $38.65     2/19/14        0    $3,729,000
Leever

Stephen     42,000      8.3%           $38.65     2/19/14        0    $1,566,180
Largan

Gregory
Bolingbroke 20,000      4.0%           $38.65     2/19/14        0      $745,800

John        20,000      4.0%           $38.65     2/19/14        0      $745,800
Cordani

Frank        1,000      0.2%           $38.65     2/19/14        0       $37,290
Monteiro


(1) Represents options granted under the Performance Equity Plan. Under the terms of the Performance Equity Plan the exercise price of the options is adjusted based upon the comparative change of the S&P Specialty Chemicals Index in relation to MacDermid's stock performance. These options will first become exercisable four (4) years from the date of grant (February 19, 2008). The number of options which vest may be increased or decreased based upon MacDermid's cumulative owner earnings and/or earnings per share during the four
(4) year vesting period in relation to targets set by the Committee at the time of the award. In the event of a change of control (as defined in the Performance Equity Plan), all of the then outstanding options granted under the Performance Equity Plan will become fully exercisable.

(2) Reflects the exercise price per share on the date of grant. Options granted under the Performance Equity Plan have an exercise price that is adjusted proportionately and annually for the first six (6) years after grant based upon the comparative change of the S&P Specialty Chemicals Index in relation to the Company's share performance.

(3) Options granted under the Performance Equity Plan have an exercise price which is adjusted based upon comparative change of the S&P Specialty Chemicals Index. This calculation assumes a 5% annual appreciation of the S&P Specialty Chemicals Index. Value is reported based on the spread between the exercise price and the market price on December 31, 2004 of $36.10 per share and the length of the option period.


                             EMPLOYEES PENSION PLAN


     The MacDermid Employees Pension Plan (the "Pension Plan") is a qualified defined benefit plan. Pension payments may be made under the Pension Plan upon normal retirement commencing when an executive reaches age 60 based upon credited years of service up to a maximum of 30 years.

     Under the MacDermid, Incorporated Supplemental Executive Retirement Plan (the "Supplemental Plan"), executive officers are entitled to the difference between the benefits actually paid to them under the Pension Plan and the benefits which they would have received under the Pension Plan were it not for certain restrictions imposed under the Internal Revenue Code relating to the amount of benefits payable under the Pension Plan and the amount of annual compensation which may be taken into account in determining benefits under the Pension Plan.

     Assuming that there are no changes in the Pension Plan and that participants historically have had earnings at least equal to the maximum Social Security wage base in each year of employment with MacDermid, the following table illustrates the estimated annual benefit payable for life under the Pension Plan and the Supplemental Plan to an employee retiring at age 60 on December 31, 2004 with maximum service under the Plan of up to 30 years. These benefits do not reflect a social security supplement which is payable under the Pension Plan until the employee reaches age 65 for benefits vested on December 21, 2004.

<BTB>
          Estimated Annual Pension Payable at Normal
        Retirement Based on Years of Service Indicated

 Final Average    10        15        20        25        30
 Earnings       Years     Years     Years     Years     Years
 --------       -----     -----     -----     -----     -----

$  250,000      35,417    53,126    70,834    88,543   106,252
$  300,000      42,917    64,376    85,834   107,293   128,752
$  350,000      50,417    75,626   100,834   126,043   151,252
$  400,000      57,917    86,876   115,834   144,793   173,752
$  450,000      65,417    98,126   130,834   163,543   196,252
$  500,000      72,917   109,376   145,834   182,293   218,752
$  600,000      87,917   131,876   175,834   219,793   263,752
$  700,000     102,917   154,376   205,834   257,293   308,752
$  800,000     117,917   176,876   235,834   294,793   353,752
$  900,000     132,917   199,376   265,834   332,293   398,752
$1,000,000     147,917   221,876   295,834   369,793   443,752


     Covered compensation under the Pension Plan and the Supplemental Plan includes an employee's annual salary and bonus, which, for the Chief Executive Officer and five other named officers, is set forth in the Summary Compensation Table. Messrs. Leever, Cordani, Bolingbroke, Largan and Monteiro have 25, 18, 12, 6 and 7 years of credited service, respectively, under the Pension Plan.

     Annual benefits are calculated on a single-life annuity basis and are subject to offsets for (i) amounts based on the value of the executive's interest in the Profit Sharing Plan as of March 31, 1976, if any, and (ii) 0.45% of the lesser of covered compensation or final average compensation, as defined by the Internal Revenue Code (the "Code") Section 401(1), multiplied by the years of service. Effective January 1, 2005 the Pension Plan has been amended to (i) change the normal retirement age from 60 to 65, (ii) eliminate the Social Security supplement and (iii) apply decrements of 6% per year to the pension paid for each year retirement is taken before age 65 but between ages 65 and 60 and an additional 4% per year for retirement between ages 60 and 55. However, these amendments will not affect benefits vested as of December 31, 2004.


                            EQUITY COMPENSATION PLANS

     Equity securities of MacDermid have been authorized for issuance under the MacDermid Special Stock Purchase Plan (the "Special Stock Purchase Plan"), the MacDermid Stock Option Plan dated July 6, 1998 (the "Stock Option Plan"), the MacDermid 1995 Equity Incentive Plan (the "Equity Incentive Plan"), the 2001 Key Executive Performance Equity Plan (the "Performance Equity Plan") and the All Employee Stock Option Plan (the "All Employee Option Plan"). Each of the foregoing plans has been approved by MacDermid's shareholders.

     The following table provides information with respect to those equity compensation plans as of December 31, 2004.

<BTB>
                                                           Number of securities
Plan (1)    Number of securities      Weighted average      Remaining available
              to be issued upon      Exercise price of      for future issuance
               exercise of          Outstanding options         under equity
             outstanding options    Warrants and rights      compensation plans
             Warrants and rights                          (excluding securities
                                                             reflected in first
                                                                   column)

Special  Stock       147,065 (3)         $4.33/sh                  154,435
Purchase Plan

Equity  Incentive        0                  N/A                    368,910
Plan

Stock Option Plan    829,600            $41.87/sh                  659,400

Performance        2,507,494            $23.72/sh                2,450,506
Equity(2)Plan

All  Employee        379,800            $18.64/sh                  619,450
Option Plan


(1) All of the Company's equity compensation plans have received shareholder approval.

(2) Under the Performance Equity Plan, the number of options granted is leveraged against performance goals which depending on performance could change the number of options granted from 0.5 to 2.0 times the number of options initially granted. This leveraging aspect is not reflected here.

(3) Includes 135,000 shares underlying outstanding options with an exercise price of $1.79 per share, which have expired under the terms of the MacDermid, Incorporated Special Stock Purchase Plan. However, if Item 3 presented in this proxy statement is approved by the shareholders, then the plan will be amended to extend the exercise price for such options until 30 days after the Meeting.


                            Compensation of Directors
                            -------------------------

     Directors who are employees of MacDermid received no compensation, other than their compensation and benefits received as employees. Directors who are not employees received options to purchase MacDermid common stock, pursuant to the terms of the Performance Equity Plan and/or restricted stock grants pursuant to the terms of the 1995 Equity Incentive Plan. During 2004 each of the non-employee Directors received options to purchase 10,000 shares of MacDermid common stock at an initial exercise price of $38.65 per share with a ten (10) year exercise period under the terms of the Performance Equity Plan. The Directors also received restricted share grants under the terms of the 1995 Equity Incentive Plan as noted below:

<BTB>
               NO.  OF  OPTIONS     NO.  OF  SHARES                POSITION
               ----------------     ---------------                --------
Robert  Ecklin        10,000             259                  Committee  Member
Donald  Ogilvie       10,000             388                   Committee  Chair
Joseph  Silvestri     10,000             259                  Committee  Member
James  Smith          10,000             259                  Committee  Member
T.  Quinn  Spitzer    10,000             647                    Lead  Director/
                                                               Committee  Chair


In addition to the above, Mr. Ecklin received $1,054.45 in deemed compensation during 2004 arising from use of Company aircraft.


                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     In addition to retaining KPMG LLP to audit the consolidated financial statements for this fiscal year, the Company and its affiliates retained KPMG, to provide various services in fiscal 2003 and 2004, and expect to continue to do so in the future. The aggregate fees billed for professional services in fiscal year, 2003 and 2004 were:

- Audit Fees: $805,222 and $1,897,679 in fiscal years 2003 and 2004 respectively for services rendered for the annual audit of the Company's consolidated financial statements and the quarterly reviews of the financial statements included in the Company's Forms 10-Q. Note that the fees for 2004 include $1,008,250 in fees paid for the required audit of internal controls and other Sarbanes-Oxley related requirements.

- Tax Preparation and Planning Fees: $626,322 and $560,258 in fiscal years 2003 and 2004 respectively for tax services, including tax planning services and return preparation services.

     Audit-Related Fees: $126,510 and $17,704 for audit related services during fiscal years 2003 and 2004 respectively.

- Other Fees: None and $218,911 for other allowable services during fiscal years 2003 and 2004 respectively. These services related to accounting due diligence services.

     The Audit Committee (or one or more designated members thereof) pre-approves all audit and non-audit services provided by the Company's outside auditor. The Audit Committee has an audit/non-audit services pre-approval policy. This policy is available on MacDermid's website at www.macdermid.com

- Under the policy, proposed services may either be pre-approved ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in the policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee may delegate either type of pre-approval authority to one or more of its members.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the Director of Internal Audit and to the Chairman of the Audit Committee and must include a detailed description of the services to be rendered. The Chairman of the Audit Committee will determine whether such services are included within the list of services that have received general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director of Internal Audit, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

                              AUDIT  COMMITTEE  REPORT

     The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of the four directors named below. Each member of the Audit Committee is an independent director as defined by New York Stock Exchange rules and as defined by applicable SEC regulations. The Audit Committee has adopted a written charter which has been approved by the Board of Directors, and which is set forth on the Company's website (www.macdermid.com). The Audit Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. KPMG LLP ("KPMG"), the Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements with U.S. generally accepted accounting principles. The Audit Committee has discussed with KPMG the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees) as well as any other matters deemed material by the Committee or KPMG. KPMG has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG that firm's independence. The only services, other than audit and audit related services, provided by KPMG to the Company during the last fiscal year were tax services, which were determined to be compatible with KPMG's independence and certain due diligence services which were also determined to be compatible with KPMG's independence. The Committee has determined that each of its members is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A.

     Based on the considerations referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year.

     The Board of Directors has determined that the Audit Committee's Chairman, Donald Ogilvie, is an audit committee financial expert and meets the requirements of the Audit Committee Charter through the following education and experience:

- Mr. Ogilvie holds a B.A. degree from Yale University and an M.B.A. from Stanford University School of Business.

- As Associate Director of the Office of Management and Budget from 1974-1976, Mr. Ogilvie was responsible for direct oversight of the budgets for the Departments of Defense and of State as well as the budgets for the U.S. intelligence community and foreign aid.

- As Associate Director of the Yale University School of Management, Mr. Ogilvie was responsible for financial, accounting and audit functions.

-     Mr.  Ogilvie  served  as  Vice  President  for  the  Celanese Corporation.

- As President and CEO of the American Bankers Association, Mr. Ogilvie is responsible for budgeting, accounting and auditing functions, and has frequent involvement with accounting issues. At the ABA, Mr. Ogilvie has continuous involvement with accounting and auditing issues as they affect the financial industry that he serves. Mr. Ogilvie is experienced with regard to audit committees and their function.

- Mr. Ogilvie has been a director of MacDermid since 1986 and a member of its Audit Committee since its formation. As a result, Mr. Ogilvie has extensive knowledge of MacDermid.

In addition to Mr. Ogilvie, Mr. James Smith is also a member of the Audit Committee. Mr. Smith also has considerable financial expertise including the following:

-     Mr.  Smith  has  an  AB  degree  from  Dartmouth  College.

- As Treasurer of Webster Bank from 1979-1982, Mr. Smith was directly responsible for many of its financial functions.

- As CEO of Webster Financial, Mr. Smith has responsibility for the integrity of Webster's financial operations and reporting.

- Mr. Smith has served on the Audit Committee of the American Banker's Association.

- As a Director of MacDermid and a member of its Audit Committee since 1994, Mr. Smith has developed an extensive knowledge of MacDermid.

     The Committee has determined that all of its members are financially literate. In view of all of the foregoing, the Board of Directors has determined that the Audit Committee has an independent Audit Committee financial expert and possesses the necessary financial expertise to properly carry out its functions in accordance with its Charter and all applicable regulations.

     The foregoing report is provided by the following independent directors, who constitute the Audit Committee:

     Donald  Ogilvie  (Chairman)
     Robert  Ecklin
     James  Smith
     T.  Quinn  Spitzer


                          COMPARATIVE STOCK PERFORMANCE


     The following graph and chart compare, during the five-year period commencing December 31, 1999 (at the market close) and ending December 31, 2004, the annual change in the cumulative total return on MacDermid's Common Stock with the Standard and Poors 500 and the Media General Specialty Chemicals Stock indices, assuming an investment of $100 on December 31, 1999 (at the market close) and the reinvestment of any dividends.

                        FIVE YEAR CUMULATIVE TOTAL RETURN

Past share performance should not be viewed as necessarily indicative of future performance.

<BTB>

Graph Dollar Values     1999     2000     2001     2002     2003     2004
                        ----     ----     ----     ----     ----     ----

MacDermid,  Inc.        100       46       42       56       85       90

Standard  &             100       99      106       88      113      158
Poors  500

Specialty Chemicals     100       91       80       62       80       89


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND OF MANAGEMENT

       The following table sets forth information as of December 31, 2004, (unless otherwise noted) with respect to ownership of common stock by any person known by MacDermid to be a beneficial owner of more than 5% of its common stock, by MacDermid's C.E.O. and the four other most highly compensated executive officers and by all Directors and officers of MacDermid as a group. Unless otherwise noted, each person has sole voting and disposition power with respect to such person's shares. The total shares of common stock beneficially owned by the officers includes the right to acquire ownership through exercisable stock options.

<BTB>
     Beneficial  Owner                   Number  of  Shares          Percent
                                        Beneficially  Owned         of  Class
    -------------------                 -------------------         ---------
FIVE  PERCENT  BENEFICIAL  OWNERS

MacDermid  Employees Profit Sharing,          2,579,978               8.5% (1)
Pension  and  Stock  Ownership  Plans
MacDermid  Equipment,  Inc.  401(K)  Plan
245  Freight  Street
Waterbury,  Connecticut  06702

Bank  of  America  Corporation                2,036,143               6.7% (2)
100  North  Tryon  Street
Charlotte,  NC  28255

Vanguard/Primecap  Fund,  Inc.                1,701,000               5.6% (3)
100  Vanguard  Blvd.
Malverne,  PA  19355

Daniel  H.  Leever                            2,067,795               6.8% (4)
c/o  MacDermid,  Incorporated
1401  Blake  Street
Denver,  Colorado  80202

NAMED  EXECUTIVE  OFFICERS

Daniel  H.  Leever                            2,067,795  (4)          6.8%

Stephen  Largan                                 206,761  (5)            *

Gregory  M.  Bolingbroke                        153,943  (5)            *

Frank  Monteiro                                  16,331  (5)            *

John  L.  Cordani                               129,357  (5)            *

DIRECTORS

Robert  L.  Ecklin                               29,753  (4)            *

Daniel  H.  Leever                            2,067,795  (4)          6.8%

Donald  G.  Ogilvie                              39,112  (4)            *

Joseph  M.  Silvestri                           191,328  (4)            *

James  C.  Smith                                 51,469  (4)            *

T.  Quinn  Spitzer,  Jr.                         32,405  (4)            *


All  Directors,  Director
Nominees  and  Officers                       3,184,044  (5)          10.5%
as  a  group  (12  persons)

*Less  than  1%  of  shares  outstanding

(1) 2,186,723 shares in the MacDermid Employees Profit Sharing and Employee Stock Ownership
Plans are beneficially owned by the trustee of the plans, Charles Schwab Trust Company, and 393,255 shares in the MacDermid, Incorporated Employees Pension Plan were beneficially owned by the trustee of the plan, Wachovia Securities. Under the terms of the Profit Sharing Plan and the ESOP, participants have the right to vote the shares credited to their accounts; however, the trustee may, in its discretion, vote any shares (including unallocated shares) not voted by the participants. The trustee of the Pension Plan may vote all the MacDermid shares beneficially owned thereunder.

(2) The information for Bank of America Corporation ("BOA") is taken from its Schedule 13G dated February 11, 2005. BOA has shared voting power with respect to 1,186,236 shares, and shared dispositive power with respect to 2,036,143 shares.

(3)     The  information  for  Vanguard  Primecap  Fund,  Inc. is taken from its
Schedule  13G  dated
February 14, 2005. Vanguard indicates no disposition power with respect to 1,701,000 shares but has sole power to vote such shares.

(4) Additional explanation of the shares beneficially owned is provided in the footnotes under Election of Directors. Please note that shares and options granted in February 2005 and any other transactions after December 31, 2004 are not reported in this table, which reports holdings as of December 31, 2004.

(5) Includes shares reported by Mr. Leever as provided in the footnotes under Election of Directors.
Also includes 15,743; 2,157; 3,761 and 2,831 shares held by Messrs. Bolingbroke, Cordani, Largan and Monteiro respectively in the MacDermid Profit Sharing and Employee Stock Ownership Plans, 91,000; 80,000; 111,000 and 12,000 options to purchase shares of MacDermid common stock granted to Messrs. Bolingbroke, Cordani, Largan and Monteiro respectively under the Performance Equity Plan and 50,000, 27,200 and 27,200 options to purchase shares of MacDermid common stock granted to Messrs. Largan, Bolingbroke and Cordani respectively under the Stock Option Plan. Also includes options to purchase 42,000; 20,000; 20,000 and 1,000 shares of common stock pursuant to the Performance Equity Plan which were granted to Messrs. Largan, Bolingbroke, Cordani and Monteiro in February 2004.


                              CORPORATE GOVERNANCE

Board  of  Directors
--------------------

     The Board of Directors held five (5) regular meetings during this fiscal year. Each of the current members of the Board of Directors attended at least 75% of the meetings of the Board and the committees of which they were members. The Board has Audit, Compensation and Corporate Governance Committees. The non-management Directors schedule regular executive sessions in which they meet without management participation. T. Quinn Spitzer is the lead non-management director. The Board of Directors has determined that it is composed of a majority of independent directors as independence is defined for board members in the New York Stock Exchange listing standards. The following directors meet the independence standards set by the Board and disclosed in MacDermid's Corporate Governance Policy: Donald G. Ogilvie, James C. Smith, T. Quinn Spitzer, Jr. and Robert Ecklin.

Audit  Committee
----------------

     The Audit Committee appoints independent auditors, determines the scope of the audit examination and the independence of the auditors, reviews and approves non-audit services provided by the auditors, reviews findings and recommendations of the auditors and management's response thereto and reviews MacDermid's internal audit function. The Committee had five (5) meetings during the last fiscal year. Members of the Committee are Donald G. Ogilvie (Chairman), Robert L. Ecklin, James C. Smith and T. Quinn Spitzer. The Audit Committee Charter is available on the Company's website at www.macdermid.com.


Compensation  Committee
-----------------------

     The Compensation Committee reviews and determines officer compensation. It administers the Special Stock Purchase Plan, the Stock Option Plan, the Equity Incentive Plan and the Performance Equity Plan, determining the persons to whom stock options and restricted shares are to be granted, the number of options or restricted shares to be granted, the conditions of the grant, and the manner in which the exercise price shall be payable. The Committee, which met three (3) times during the last fiscal year, included T. Quinn Spitzer (Chairman), Donald
G.  Ogilvie,  James  C.  Smith,  Joseph  Silvestri,  and  Robert  L. Ecklin. The
Compensation Committee Charter is available on the Company's website at www.macdermid.com.



Corporate  Governance  Committee
--------------------------------

     The Corporate Governance Committee reviews and makes recommendations to the Board with regard to director nominees. Any shareholder wishing to recommend a nominee to the Board should do so in writing addressed to John L. Cordani, Secretary, MacDermid, Incorporated, 245 Freight Street, Waterbury, Connecticut 06702-0671. The Corporate Governance Committee also reviews corporate governance in view of the principles and policies set by the Committee. The Committee which met one time during the last fiscal year is comprised of T. Quinn Spitzer (Chairman), Robert L. Ecklin, Donald G. Ogilvie and James C. Smith. The Committee regularly meets outside of the presence of management. The Corporate Governance Committee Charter and MacDermid's Corporate Governance and Ethics Policies are available on the Company's website at www.macdermid.com and are available in print to any shareholder who requests them. The members of the Corporate Governance Committee are independent as independence for nominating Committee members is defined in the New York Stock Exchange listing standards.

     MacDermid has adopted a formal Corporate Compliance and Ethics Policy which is applicable to all employees, officers, and directors of the Company. The terms of the Corporate Compliance and Ethics Policy are available on MacDermid's web site at www.macdermid.com.
Any suspected compliance or ethical breaches can be reported as provided for in MacDermid's Ethics and Compliance Policy.

                        Shareholder Communication Policy
                        --------------------------------

     The Corporate Governance Committee of the Company has adopted a Shareholder Communication Policy that provides procedures enabling shareholders to communicate with Directors. A copy of the policy is posted on the Company's website at www.macdermid.com. Shareholders are encouraged to communicate with Directors by following the procedures provided in the policy. All of MacDermid's directors attended last year's annual meeting.

                          Shareholder Nomination Policy
                          -----------------------------

     The Corporate Governance Committee of the Company has adopted a Shareholder Nomination Policy that provides procedures enabling shareholders to suggest individuals to the Corporate Governance Committee for consideration as Director nominees. A copy of the policy is posted on the Company's website at www.macdermid.com. Shareholders are encouraged to provide such suggestions by following the procedures provided in the policy. For any shareholder recommendation to be considered by the Committee for the 2006 annual shareholder meeting it must be received by the Company no later than November 30, 2005.

     The shareholder should send the suggestion for Director nomination in writing to the attention of the Corporate Secretary at MacDermid, Incorporated, 245 Freight Street, Waterbury, CT 06702. The suggestion must include any reasons supporting the suggestion, the qualifications of the person suggested to be a Director of the Company, and the name and address of the shareholder making such suggestion. Any suggestions made under the policy must be made by a person or entity who is a shareholder at the time the suggestion is received by the Company and the suggestion must include proof of share ownership in the Company to the reasonable satisfaction of the Company. In the case of a shareholder of record, such proof of share ownership may be the correct name and address of the suggesting party such that the Company can determine share ownership based upon the Company's current records. Upon receipt, by the Corporate Secretary, of an appropriate written suggestion for Director nomination by a shareholder, which written suggestion complies with the policy and the procedures set forth in the policy, the Corporate Secretary will forward such communication to the Committee. Upon receipt by the Committee of a suggestion for Director nomination, properly submitted by a shareholder, the Committee will consider action upon such suggestion in the Committee's sole discretion. In its consideration, the Committee may take the following factors into account:

-     the  reputation  and  general  qualifications of the suggested individual;

- the perceived ability of the suggested individual to add value to the Board, the Company and its shareholders;

- the suggested individual's independence and potential conflicts of interest;

- the suggested individual's knowledge of the Company, its operations and business;

-     the  size  of  the  Board;

-     other  directorships  or  affiliations  held  by the suggested individual;

- the ability of the suggested individual to effectively cooperate with the other Directors; and

-     any other factors deemed relevant by the Committee in its sole discretion.

     Although the foregoing factors may be considered by the Committee, any consideration given to the suggestion and any action or absence thereof shall be in the sole discretion of the Committee.



                                     ITEM 2.


                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     The independent registered public accountants for MacDermid for fiscal year 2004 were KPMG LLP ("KPMG"), which firm has been selected to be MacDermid's auditors for next fiscal year by the Audit Committee of the Board of Directors, subject to the ratification of the shareholders. At the Meeting, a representative of KPMG will have the opportunity to make a statement if he or she wishes to do so and will be available to answer any appropriate questions that may be asked by shareholders.

Vote  Required
--------------
This proposal shall be approved by a majority of the votes cast at the Meeting provided a quorum is present. Abstentions are counted in determining the shares represented at the meeting but broker non-votes are not counted for such purpose.

     THE  BOARD  OF  DIRECTORS  UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                     ITEM 3.

   Proposal to Approve an Amendment to the MacDermid, Incorporated Special Stock
                                  Purchase Plan

     The Board of Directors recommends that the MacDermid, Incorporated Special Stock Purchase Plan (the "Plan") be amended effective April 1, 2004. The Board of Directors is asking shareholders to approve the amendment in order to extend the option exercise period of options outstanding as of April 1, 2004 under the Plan until thirty (30) days after the 2005 annual meeting of the shareholders (i.e. until June 11, 2005). This amendment will only apply to one tranche of options that were outstanding under the Plan as of April 1, 2004 (the "Tranche"), the details of which Tranche are summarized as follows:


Grantee     No.  of    Exercise   Original         Original       Expir. Date
            Options    Price     Grant Date      Expir. Date   After  Amendment

Daniel  H.  135,000   $1.79/sh  April 19, 1994  April 19, 2004  June  11,  2005
Leever

Thus, if adopted by the shareholders, this amendment to the Plan would extend the exercise period of the foregoing Tranche of options under the Plan from April 19, 2004 to June 11, 2005. This Tranche of options has not been exercised. This proposed amendment to the Plan was adopted by the Board of Directors on November 23, 2004, subject to shareholder approval.

     A summary of the principal features of, and material changes to, the Plan is provided below, but the summary is qualified in its entirety by reference to the full text of the Plan which was originally adopted on November 15, 1991, restated on November 1, 1992, and previously amended on February 13, 1996. The current Plan, including the proposed amendment, is being filed with this proxy statement and is attached hereto as Appendix A.

     The Plan was adopted on November 15, 1991 and was restated on November 1992. The restated plan was then amended, effective February 13, 1996 with shareholder approval at the 1996 annual shareholder meeting. The Plan provides for the ability to grant employees of MacDermid and its subsidiaries options to purchase MacDermid common stock under the terms and conditions of the Plan. Although all employees of MacDermid and its subsidiaries (about 3,000 total employees) are eligible to receive grants under the Plan, only two (2) sets of options to Daniel H. Leever currently remain outstanding under the Plan. On March 1, 2005, the closing price of MacDermid common stock on the New York Stock Exchange was $33.91 per share.

     The following two (2) sets of options currently remain outstanding under the Plan:

<BTB>

Grantee     No.  of    Exercise   Original         Original       Expir. Date
            Options    Price     Grant Date      Expir. Date   After  Amendment


Daniel  H.  135,000   $1.79/sh  April 19, 1994  April 19, 2004  June 11, 2005
Leever

Daniel  H.   12,065  $32.75/sh   May 15, 1998    May 15, 2008    May 15, 2008
Leever


Note that the proposed amendment will only affect the 135,000 option Tranche by extending its exercise period termination date from April 19, 2004 to June 11, 2005. The proposed amendment will not affect the 12,065 option set, whose exercise period termination date will remain May 15, 2008.

     The following table sets forth the options received by the specified individuals (groups) under the Plan since the Plan's inception:

<BTB>
INDIVIDUAL  GROUP                 OPTIONS  RECEIVED  (#)
=================                 ======================

Named  Executive  Officers
--------------------------
Daniel Leever                                  912,065
Stephen Largan                                       0
Gregory Bolingbroke                                  0
John Cordani                                         0
Frank Monteiro                                       0

All Current Executive Officers as a Group      912,065

Non-Executive  Directors
------------------------
Donald Ogilvie                                       0
James Smith                                          0
Joseph Silvestri                                     0
T. Quinn Spitzer                                     0
Robert Ecklin                                        0

All Current Non-Executive Directors as a Group       0

Each Associate of any Director or Executive Officer  0

All Non-Executive Employees                  1,633,500


Currently 154,435 shares remain available in the Plan for future issuance and 147,065 options remain outstanding under the Plan (including the 135,000 option Tranche subject to this Amendment).

                        Material changes in the Amendment
                        ---------------------------------

     As described above, the amendment to the Plan will extend the option exercise period for one Tranche of 135,000 options outstanding under the Plan from April 19, 2004 to June 11, 2005.

     The Board of Directors believes that this amendment is appropriate in order to allow the Tranche of options to be exercised by the Grantee in accordance with the original intent of the Company. As noted the Tranche was originally granted on April 19, 1994. Pursuant to the 1996 amendment to the Plan, the exercise period of the Tranche was set to expire on April 19, 2004. However, the Tranche was not exercised as of April 19, 2004. As a result, the Board of Directors has adopted this amendment to the Plan, subject to shareholder approval, which would extend the exercise period of the Tranche until June 11, 2005, thereby allowing the Tranche to be exercised prior to June 11, 2005. The Board of Directors believes that the amendment is appropriate and desirable in order to allow the Tranche to be exercised and not lapse as a result of an oversight.

                                 Administration
                                 --------------

     The Plan is administered by a committee of not fewer than two members of the Board of Directors (the "Committee"), each of whom is a non-employee, disinterested director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an outside director within the meaning of
Section 162 (m) (4) (c) (i) of the Internal Revenue Code. The Committee is the Compensation Committee of the Board of Directors. The Committee may adopt such rules and regulations as it may deem desirable for administration of the Plan.

                             Shares Available/Awards
                             -----------------------

     Under the Plan, options may be granted to purchase an aggregate amount of up to two million seven hundred thousand (2,700,000) shares of MacDermid common stock. (Please note that the original 300,000 shares allotted to the Plan have been adjusted for two (2) intervening 3 for 1 splits). Such shares may be treasury shares or may be authorized and unissued shares. As of March 1, 2004, 154,435 shares remain available for grants of awards under the Plan. Under the Plan, employees as designated by the Committee are eligible to receive awards. The purchase price per share upon exercise of an option under the Plan shall be equal to at least 66.6% of the fair market value of such shares at the time the option is granted.

     The original Plan provided that any option granted may be exercised only within four (4) years from the date of grant (or, if later, within four (4) years from the date that the Plan is approved by the shareholders). The 1996 amendment to the Plan extended this exercise period for previously granted but unexercised options from four (4) years to ten (10) years on a share for share basis, depending upon the number of options previously exercised by a participant at any point in time. This extension applied to the Tranche thereby originally giving it a ten (10) year exercise period from April 19, 1994 (grant date) to April 19, 2004.

     In the event that a participant retires, dies or otherwise leaves the employment of MacDermid, any option held by the participant must be exercised, if at all, as follows: (i) within three months following retirement in accordance with MacDermid's established retirement policies, (ii) within six months following the participant's death, or (iii) within one month following termination of employment with MacDermid for reasons other than retirement or death, all subject to the exercise period for the options. Upon request by a retiring participant, the Committee may extend the three month period within which his or her options may be exercised.

     The shares purchased by a participant upon exercise of an option must be held and may not be transferred by the participant (except to MacDermid) for a period of four years commencing on the date of exercise of the option. In its sole discretion, the Committee may waive the restrictions against transfer applicable to the shares prior to the expiration of the four year period.

     If a participant's employment with MacDermid is terminated for any reason other than death, retirement in accordance with MacDermid's established retirement policies, permanent disability or involuntary termination without cause while the participant holds shares which are subject to restrictions on transfer imposed by the Plan, the participant is required to sell such shares to MacDermid for the price he or she paid for the shares. However, if a participant's employment is terminated due to one of the reasons listed in the preceding sentence, any restrictions on the transfer of shares held by the participant pursuant to the Plan will lapse and such shares may be freely transferred.

     For federal income tax purposes, no taxable income results to the optionee upon the grant of a stock option under the Plan or upon the issuance of shares upon the exercise of the option. Correspondingly, no deduction is allowed to MacDermid upon either the grant or the exercise of an option. The optionee will be deemed to have received compensation equal to the difference between the exercise price of the option for the shares purchased and the fair market value of the shares upon the expiration of the restrictions described above. If, however, a participant makes an election under Section 83(b) of the Code within 30 days of the exercise of the option, the participant will realize ordinary income on the date of exercise equal to the fair market value of the shares at that time (measured as if the shares were unrestricted and could be sold immediately) less the exercise price paid for such shares. If the election is made, no taxable income will be realized when the shares subject to such election are no longer subject to the restrictions on transfer. Upon sale of the shares after the restrictions on transfer have expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the participant elected immediate recognition of income under Section 83(b) of the Code.)

In the case of an option with a purchase price less than the fair market value on the date of grant the tax imposed on the optionee will be increased by an amount equal to 20% of the compensation that is required to be included in income unless the option meets certain requirements imposed by Section 409A of the Code. If the shares subject to an election are repurchased by MacDermid, the participant will not be entitled to any deduction, refund or loss for tax purposes with respect to the repurchased shares.

     Full payment of the exercise price, together with the amount of any taxes due, must be made at the time any option granted under the Plan is exercised. Payment may be made in cash, by certified or cashiers check or, at the discretion of the Committee, by delivery of shares of Common Stock having a fair market value equivalent to the amount required to be paid.

     Provision is made in the Plan for hardship withdrawals and waiver of restrictions, at the discretion of the Committee, where there is a demonstrated need which cannot be satisfied from other reasonably available resources. Hardship may include medical expenses incurred by the participant or the participant's dependents, payment of tuition for post-secondary education or expenditures to prevent eviction of the participant from his or her principal residence.

     In the event that MacDermid's outstanding shares of Common Stock are increased or decreased as the result of a stock dividend, stock split, recapitalization or other similar event, the number of shares available for issuance under the Plan, the number of shares issuable pursuant to any outstanding option and the exercise price of any option outstanding under the Plan may be adjusted to the extent the Committee deems appropriate, with the approval of counsel, to preserve the rights of the participants. The number of shares available for issuance under the Plan, the number of shares issuable pursuant to options outstanding under the Plan (including the Tranche) and the exercise price of options outstanding under the Plan (including the Tranche) have been adjusted for two, 3 for 1 stock splits.

     In addition, if MacDermid reclassifies or exchanges outstanding shares of Common Stock, consolidates or merges with or into another corporation (other than with a subsidiary controlled by MacDermid) or otherwise recapitalizes or reorganizes, or sells or conveys to another corporation all or substantially all of its assets (collectively referred to herein as "Reorganizations"), each participant shall have the right upon any subsequent exercise of an option to acquire the same kind and amount of securities and property which the participant would have been able to acquire if the participant had exercised the option immediately before the Reorganization. In addition, the Committee shall have the right in connection with any Reorganization to cause any outstanding options to become immediately exercisable in whole or in part.

     If any person or entity owns or acquires, directly or indirectly, shares of the capital stock of MacDermid entitled to cast 25% or more of the votes entitled to be cast generally in an election of directors (other than any such shares owned or acquired by any qualified employees benefit plan maintained by MacDermid), all restrictions imposed on any shares of Common Stock pursuant to the Plan will immediately lapse and all options outstanding under the Plan will become immediately exercisable.

     The Board of Directors may amend, suspend, or terminate the Plan except that no action may be taken which impairs participants' rights under outstanding options without their consent and no amendment shall be made without shareholder approval where such approval is required under Rule 16b-3. The Committee may substitute new options for options previously granted to participants, including without limitation, previously granted options having higher exercise prices.

     The Plan provides specific protection for the exempt status of the Plan under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Act"), by specifying that Shares acquired by a Plan participant who is subject to Section 16 of the Act, may not be sold for six (6) months after the later of the grant of the option and, if applicable, the date on which the exercise period of the option was extended to ten years pursuant to the Amendments.

     In addition, the Plan prevents any action by the Committee or the Board if such action would disqualify the Plan from the exemption provided by Rule 16b-3 or any successor provision.




     FUTURE  AWARDS

      The amount of the awards to be granted in the future to current or future participating employees will be decided at the time they are granted and cannot be determined at this time. Actual amounts will depend on a number of factors, including an individual's potential contribution to the business, compensation practices at the time, retention issues and MacDermid's stock price. MacDermid believes that, had the amendment been in effect in 2004, the amount of awards under the Plan (none) would not have been materially different.

     VOTE  REQUIRED

     Approval of the amendment to the Plan will require the affirmative vote of the holders of a majority of the votes cast on this proposal by holders of Common Stock present in person or represented by proxy at the Annual Meeting provided the total vote cast on the proposal represents over 50% of all securities entitled to vote. Abstentions are considered shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention therefore will have the practical effect of voting against adoption of the amendment to the Plan. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the amendment to the Plan and will have no effect on the vote.



                       THE BOARD OF DIRECTORS UNANIMOUSLY
                        RECOMMENDS A VOTE "FOR" APPROVAL
                          AND ADOPTION OF THE AMENDMENT
                                  TO THE PLAN.

Section  16(a)  Beneficial  Ownership  Reporting  Compliance
------------------------------------------------------------

     Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that all reporting persons filed on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during the most recent fiscal year, except that Robert L. Ecklin, a director of the Company, filed late Form 4's on January 18, 2005, reporting a transaction that was not reported on a timely basis.

                  SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     Shareholder proposals for inclusion in the proxy statement relating to the 2006 annual meeting must comply in all respects with the rules and regulations of the Securities and Exchange Commission and be received at MacDermid's principal executive offices at 245 Freight Street, Waterbury, Connecticut 06702-0671 no later than November 30, 2005. If the Company does not have notice of a shareholder proposal to be presented at the 2006 Annual Meeting by January 29, 2006, then such proposal will be considered untimely and proxies will confer discretionary authority to vote on such proposal. Such proposals should be addressed to the attention of John L. Cordani, Secretary.



                                  MISCELLANEOUS

     The Board of Directors knows of no matters other than those referenced in the Notice of Annual Meeting which are to be brought before the Meeting. However, if any other matters are properly presented, it is the intention of the persons named in the Proxy to vote the Proxy in accordance with their best judgment.

It is important that proxies be returned prior to the Meeting. Shareholders are urged to sign and date the enclosed Proxy and promptly return it in the enclosed envelope.



March  15,  2005                    The  Board  of  Directors



     MACDERMID, INCORPORATED WILL PROVIDE WITHOUT CHARGE, TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, A COPY OF ITS ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILE WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 AS WELL AS COPIES OF ANY POLICIES OR GUIDELINES REFERENCED HEREIN. SUCH REQUEST SHOULD BE DIRECTED TO JOHN L. CORDANI, SECRETARY, MACDERMID, INCORPORATED, 245 FREIGHT STREET, WATERBURY, CONNECTICUT 06702-0671.

                                                                      APPENDIX A
                                                                      ----------
                            MACDERMID, INCORPORATED
                          SPECIAL STOCK PURCHASE PLAN

                            Dated November 15, 1991
                        (Restated November 1, 1992 AND
                     AMENDED EFFECTIVE FEBRUARY 13, 1996
                   FURTHER AMENDED EFFECTIVE APRIL 1, 2004
                                         ---------------------------------------

1. PURPOSES. The purposes of the MacDermid, Incorporated Special Stock Purchase Plan (the "Plan") are (i) to enable MacDermid, Incorporated and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires as the "Company") to grant to its employees who are in a position to make a notable contribution to the welfare of the Company, the means to acquire a proprietary interest in the Company, in order that such persons will have financial incentives to contribute to the Company's growth and profitability, and (ii) to enhance the ability of the Company to attract and retain in its employ individuals of outstanding ability upon whom the success of the Company will depend.

2. ADMINISTRATION. The Plan shall be administered by a committee of not fewer than two members of the Board of Directors (the "Committee") appointed by the Board of Directors of the Company (the "Board"). Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3(c) under the Securities Exchange Act of 1934, as amended (the "Act"). The Committee may adopt such rules and regulations as it may deem necessary or advisable for the administration of the Plan.

3. GRANT OF AWARDS. Subject to the terms and provisions of the Plan, options to purchase shares of Common Stock of the Company shall be granted on behalf of the Company by the Committee.

4. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided herein, an aggregate of 300,000 shares of the Common Stock of the Company (the "Common
Stock"), shall be available for issuance pursuant to options granted under the Plan. Such shares may be authorized and unissued shares or shares held in the Company's treasury. All shares subject to options that shall have terminated or shall have been forfeited in whole or in part or cancelled for any reason (other than by surrender for cancellation upon any exercise of all or part of such options) shall be available for issuance pursuant to options granted subsequently under the Plan.

5. PARTICIPANTS. All employees of the Company who are in a position to make notable contribution to its welfare shall be eligible to receive options and thereby become participants in the Plan. Receipt of an option shall in no way be deemed to constitute a contract or promise of continued employment by the Company.

6. OPTION PRICE. The purchase price per share purchasable upon exercise of an option under the Plan shall be equal to sixty-six and six tenths percent (66.6%) of the fair market value of such shares at the time the option is granted, as determined in good faith by the Committee.

7. OPTION PERIOD. Subject to Sections 12 and 13 and the following provisions of this Section 7, the period for exercising an option (the "Exercise Period") shall begin with the later of the date of grant of the option and the date of approval of the Plan by the Company's stockholders and shall end four (4) years thereafter.

     Notwithstanding the foregoing, and subject to the approval of the Plan as amended by the Company's stockholders, the Exercise Period for that number of options held by a participant at the end of such four (4) years (the "Original Termination Date") that is equal to the lesser of:

(a) one-half (1/2) of the total number of options granted to such participant under the Plan, and

(b) the total number of options granted to such participant under the Plan that have been exercised by the participant on or prior to the Original Termination Date.

shall be extended automatically as of the Original Termination Date for an additional six (6) years thereafter. Further, the exercise period for those options under the Plan outstanding as of April 1, 2004 held by a participant, shall be extended thereafter until thirty (30) days after the 2005 annual meeting of the shareholders.

     All extensions of the expiration date of outstanding options under the Plan will be documented promptly after the Original Termination Date by the issuance of a new stock option agreement, although the failure to do so shall not be construed to invalidate any such extension.

      If a participant retires in accordance with the Company's established retirement policies at any time between the commencement and the expiration of the Exercise Period, an option shall be exercisable by him or her only during the three (3) months following his or her retirement (but in no event after the expiration of the Exercise Period) and only as to the number of shares, if any, as to which it was exercisable immediately prior to retirement. At the written request of a participant, the Committee may, at its sole discretion, extend the period for exercise of a particular option beyond said three-month period. Any such request shall be delivered to the Committee at the principal business office of the Company at least one (1) month prior to expiration of said three-month period and shall set forth the reasons for the request.

     If a participant dies at any time between the commencement and the expiration of the Exercise Period, an option shall be exercisable by his or her executor or administrator or, if not so exercised, by the legatees or the distributes of his or her estate, only during the six (6) months following his or her death (but in no event after the expiration of the Exercise Period), and only as to the number of shares, if any, as to which it was exercisable immediately prior to cessation of employment.

8. PAYMENT FOR SHARES AND RELATED MATTERS. Full payment for shares purchased, together with the amount of any tax or excise due in respect of the sale and issue thereof, shall be paid at the time of exercise of an option and shall be made in cash or by certified or bank cashier's check or, in the discretion of the Committee, in whole or in part by delivery of shares of Common
     Stock of the Company having a fair market value at the date of such delivery (determined in a manner approved by the Committee) of not less than the amount for which payment is being made by delivery of the shares. The Company shall issue no certificates for shares until (a) full payment therefore has been made and (b) the participant purchasing such shares provides for payment to (or withholding by) the Company of all amounts required under then applicable provisions of the Internal Revenue Code of 1986, as amended, and state and local tax laws to be withheld with respect to such purchase, and a participant shall have none of the rights of a stockholder until certificates for the shares purchased are issued to him or her.

9. RESTRICTIONS ON SHARES ISSUED UNDER THE PLAN. Shares of Common Stock issued upon exercise of an option under the Plan may not be sold or otherwise transferred, V except to the Company for an amount equal to the price paid for such shares upon exercise, for a period of four (4) years from the date of issuance pursuant to such exercise, provided, however, that the Committee in its sole discretion may determine from time to time for any reason to waive in whole or in part the restrictions applicable to any such shares prior to the expiration of such four (4) year period. Notwithstanding the foregoing, such shares of Common Stock may be pledged, subject to the restrictions under this
Section 9, as security for obligations, directly related to the acquisition of such Shares of Common Stock hereunder, prior to the expiration of such four (4) year period, and nothing herein shall prevent the pledge from recovering on such security (to the extent of and consistent with the provision of this Section 9) in the event of a default on any such obligation.

     If the employment of the holder of shares issued upon exercise of an option under the plan is terminated for any reason other than death, retirement in accordance with the Company's V qualified pension plan at or after attainment of age sixty (60), permanent disability or involuntary termination without cause while such shares are subject to the restrictions described in the immediately preceding paragraph, the holder shall be required to sell such shares to the Company for the price paid therefore by the holder, and all rights of the holder with respect to such shares shall be immediately cancelled, unless the Company declines in writing to purchase such shares.

     Notwithstanding the foregoing provisions of this Section 9, if the employment of the holder of shares issued upon exercise of an option under the Plan is terminated due to death, retirement in accordance with the Company's V qualified pension plan at or after attainment of age sixty (60),permanent disability or involuntary termination without cause, the restrictions on such shares shall lapse as of the date of such event, and such holder shall be free to dispose of the shares without further restriction.

     The restrictions imposed under this Section 9 shall apply as well to all shares or other securities issued in respect of shares in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spinoff, split-off, merger, consolidation or reorganization. In the event any stock certificate is issued in respect of shares awarded upon the exercise of an option under this Plan, such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such shares.

10. NONTRANSFERABILITY. No option shall be assignable or transferable by a participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Each option shall be exercisable during the lifetime of a participant only by such participant, except that, if permissible under applicable law, an option may also be exercised by the guardian or legal representative of a participant.

11. EFFECT OF CHANGES IN COMMON STOCK. In the event that the outstanding shares of Common Stock of the Company are increased or decreased as a result of a stock dividend, stock split, recapitalization or other means having the same effect, the number of shares available for issuance under the Plan, the number of shares issuable pursuant to any outstanding option, and the exercise price of any option outstanding under the Plan, shall be adjusted as the Committee shall deem appropriate, in its sole discretion and with the approval of counsel, to preserve unimpaired the rights of the participants. All determinations made by the Committee hereunder shall be conclusive and binding upon the participants.

12. EFFECT OF REORGANIZATIONS. In case of any one or more reclassifications, changes or exchanges of outstanding shares of Common Stock or consolidations of the Company with, or mergers of the Company into, other corporations, or other recapitalizations or reorganizations (other than consolidations with a subsidiary in which the Company is the continuing corporation and which do not result in any reclassifications, changes or exchanges of outstanding shares of Common Stock), or in case of any one or more sales or conveyances to another corporation of the property of the Company as an entirety, or substantially as an entirety, any and all of which are hereinafter in this Section called "Reorganizations," a participant shall have the right, upon any subsequent exercise of an option, to acquire the same kind and amount of securities and property which such participant would then have if such participant had exercised such option immediately before the first of any such Reorganizations and continued to hold all securities and property which came to such participant as a result of that and subsequent Reorganizations, less all securities and property surrendered canceled pursuant to any of same, the adjustment rights in Section 11 and this Section being continuing and cumulative, except that, anything to the contrary herein contained notwithstanding, the Committee shall have the right in connection with any Reorganizations, upon not less than thirty (30) days' written notice to the participants, to terminate the term of any outstanding options so that, in such event, all outstanding options may be exercised in whole or in part, only at a time prior to or simultaneously with the consummation of such Reorganization. The provisions and term of options held by participants who are no longer employees of the Company shall not be affected pursuant to the preceding sentence. In any such event, such options may be exercised or converted, to the extent permitted by their terms, prior to or simultaneously with the consummation of such Reorganization.

13. CHANGE IN CONTROL. In the event that at any time after the effective date of the Plan the Company shall have a "Principal Stockholder," as hereinafter defined, then notwithstanding anything to the contrary contained herein, upon the date such event occurs (a) all restrictions imposed pursuant to
     Section 9 with respect to shares shall immediately lapse, and (b) all outstanding options shall be exercisable immediately in whole or in part.

     For purposed of this Section 13, (a) the term "Principal Stockholder" shall mean any corporation, person, or other entity ("person") owning beneficially, directly or indirectly, shares of the capital stock of the Company entitled to cast twenty-five percent (25%) or more of the votes at the time entitled to be cast generally in the election of Directors by all of the outstanding shares of all classes of capital stock of the Company (other than any such shares held by any qualified employee benefit plan maintained by the Company), considered for purposes of this Section 13 as one class; (b) in determining such ownership, a person shall be deemed to be the beneficial owner of any shares of capital stock of the Company which are beneficially owned, directly or indirectly, by any other person (i) with which it or its "affiliate" or "associate," as hereinafter defined, has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting or disposing of capital stock of the Company of (ii) which is its "affiliate" or "associate"; (c) a person shall be deemed to be an "affiliate" of, or affiliated with, a specified person if such person directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified; and (d) the term "associate" used to indicate a relationship with any person shall mean (A) any corporation or organization (other than the Company or any subsidiary of the Company) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity security, (B) any trusts or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (C) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person.

14. HARDSHIP WITHDRAWALS. Notwithstanding anything to the contrary contained in Section 9 above, the Committee, in its sole discretion, may waive the restrictions imposed by Section 9 on any shares issued upon exercise of options under the Plan upon demonstration by a participant of financial hardship. For purposes hereof, financial hardship shall mean an immediate and heavy financial need of the participant such that the waiver of the restrictions imposed by Section 9 is necessary to satisfy that need. Such an immediate and heavy financial need may be deemed to exist with respect to the following expenditures:

a) Medical expenses incurred by the participant or his or her spouse or dependents (as defined in Section 152 of the Internal Revenue Code of 1986, as amended);

b) Expenditures to prevent eviction of the participant from his or her principal residence or foreclosure of a mortgage on the same.

A distribution will be deemed to be necessary to satisfy such a need only if it is demonstrated on the basis of all the facts and circumstances that it does not exceed the amount required to satisfy the need and the need cannot be satisfied from other reasonably available resources.

15. EFFECTIVE DATE OF PLAN. Subject to the approval of the shareholders of the Company, the Plan shall be effective on November 19, 1991. Prior to such approval, options may be granted under the Plan expressly subject to such approval.

16. AMENDMENT AND TERMINATION; MODIFICATION. The Board by resolution at any time may amend, suspend or terminate the Plan, provided that (i) no such action shall be taken which impairs the rights of any participant under any outstanding option, without such participant's consent, and (ii) no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for exemptive relief under Section 16(b) of the Act, or any successor provision. The Committee may substitute new options for, or modify the terms of, options previously granted to participants, including, without limitation, previously granted options having higher exercise prices, provided that no such action shall be taken which impairs the rights of any participant under any outstanding option, without such participant's consent.

17. SECTION 16 EXEMPTION. Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 under the Act, or any successor provision, any shares of Common Stock acquired by a Plan participant who is subject to Section 16 of the Act upon exercise of an option granted under the Plan may not be sold for six months after the latter of the grant of the option and, if applicable, the date on which the Exercise Period of the option was extended to ten years pursuant to Section 7 hereof. The Committee and the Board shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 under the Act, and any successor provision.

18. INTERPRETATION. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the
Plan shall be made by the Committee. Determinations made by the Committee with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs and legal representatives. Any rule or regulation adopted by the Committee (whether under the authority of this Section or Section 2 above) shall remain in full force and effect unless and until altered, amended or repealed by the Committee.

APPENDIXB
---------

                                      Front



PROXY               MACDERMID,  INCORPORATED               PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         Annual Meeting of Shareholders
                          May 12, 2005 at 3:00 P.M.,EDT
                           at MacDermid, Incorporated
                245 Freight Street,  Waterbury, Connecticut 06702.

     The undersigned hereby constitutes and appoints DANIEL H. LEEVER or his designee, attorney and proxy to act on behalf of the undersigned at said meeting and at any adjournment thereof (the "Meeting"), with authority to vote on the following matters all shares of stock which the undersigned would be entitled to vote at the Meeting if personally present as directed on the reverse side hereof with respect to the items set forth in the accompanying Proxy Statement and in his discretion upon such other matters as may properly come before the Meeting.

      PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY VOTING INSTRUCTION CARD
                            IN THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)

                                     Reverse

      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

A  vote  FOR  items  1  through  3  is  recommended  by  the Board of Directors.

1.   Election  of  Directors
Nominees:  Daniel  H.  Leever,  Donald  G.  Ogilvie,  James  C. Smith, Joseph M.
Silvestri,  T.  Quinn  Spitzer  and  Robert  L.  Ecklin.

             FOR         WITHHOLD       FOR ALL       (Except Nominee(s)
             [  ]          [  ]           [  ]          written  below)

2. Ratification of the appointment of KPMG L.L.P. as Independent Accountants for the fiscal year ended December 31, 2005.

             FOR         AGAINST        ABSTAIN
             [  ]          [  ]           [  ]

3.  Approval  of  the  proposed  amendment  for the Special Stock Purchase Plan.

             FOR         AGAINST        ABSTAIN
             [  ]          [  ]           [  ]


4. In their discretion, upon any other matters as may properly come before the meeting.

          AUTHORITY      AUTHORITY      ABSTAIN
           GRANTED        WITHHELD
             [  ]          [  ]           [  ]

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no direction is made, this proxy will be voted FOR the above matters.

Dated:____________________,2005
Signature(s)_____________________________
            _____________________________
            NOTE:Please sign exactly as name appears hereon. For joint accounts both owners should sign. When signing as executor, administrator, attorney, trustee, guardian, corporate officer, etc., please give your full title.

[Space is provided for a mailing label containing the shareholder's name, address, account number, CUSIP number, sequence number and number of shares.]